UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05860

T. Rowe Price U.S. Treasury Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2012

Item 1. Report to Shareholders

U.S. Treasury Money Fund	November 30, 2012

The views and opinions in this report were current as of November 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. Treasuries edged slightly higher in the past six months as Europe’s sovereign debt crisis, a patchy U.S. recovery, and other worries sustained demand for relatively safe assets. Risk sentiment improved after the European Central Bank (ECB) and U.S. Federal Reserve separately announced highly accommodative monetary policies. Among other measures, the Fed pledged to keep short-term interest rates near zero through at least mid-2015 to support a sluggish recovery. These central bank measures, combined with investors’ hunger for returns in an exceedingly low interest rate environment, spurred investors to buy stocks and higher-yielding bond sectors at the expense of Treasuries.

MARKET NEWS AND INTEREST RATES

A strong appetite for risk prevailed over the past six months. In contrast to our last report in June, when investors fretted about the survival of the euro and a slowdown in China, sentiment improved after central banks in Europe and the U.S. announced unprecedented accommodative monetary policies. Yields across most credit-sensitive bond sectors fell to or near all-time lows, pushing valuations to lofty levels, as investors sought higher-yielding assets in a low rate environment. At the same time, however, Europe’s debt crisis and a patchy U.S. recovery sustained demand for the relative safety of U.S. government debt. Long-term Treasury yields sank to record lows by late July, although they moved higher over the period as risk aversion abated. The yield on the 10-year Treasury—a benchmark for long-term borrowing costs—dipped to a record intraday low 1.46% at the start of the reporting period on June 1, sank to a fresh all-time low of 1.38% by late July, but rose to 1.62% at the end of November. Yields on shorter-dated Treasuries maturing in two and five years declined slightly over the period, however.

Two events helped convince investors to rotate into riskier assets: First, ECB President Mario Draghi pledged in July to do “whatever it takes” to save the euro, which was followed in September by a conditional plan allowing the ECB to make unlimited purchases of short-term bonds issued by troubled euro members. Second, the Federal Reserve announced a third round of quantitative easing, its latest monetary stimulus otherwise known as QE3. The announcements from both the ECB and the Fed, which occurred within a week of each other, reassured markets that global central banks would act forcefully to shore up fragile economies.

Like the Fed’s previous bond-buying programs, QE3 aimed to drive down interest rates and induce investors into buying riskier assets. Under the open-ended plan, the Fed said it would buy $40 billion of agency mortgage-backed securities each month until the jobs market improved. It also pledged to keep short-term interest rates near zero through at least mid-2015—longer than its previous commitment to keep rates low through at least 2014. The Fed’s announcement was successful in keeping MBS yields at low levels, just as its earlier intervention in Treasuries helped drive down yields in that market, compelling investors to seek higher-yielding alternatives. The ensuing demand for yield drove bond prices sharply higher in most sectors, particularly riskier ones. As a result, returns in the Treasury and agency mortgage-backed sectors lagged the returns of more credit-sensitive fixed income sectors.

The U.S. economy continued its modest recovery. At the end of November, the government reported that gross domestic product (GDP) expanded at an annual 2.7% pace in the third quarter, well above its earlier 2% estimate. Much of the quarter’s growth was driven by inventory adjustment, however, while consumer and business spending were revised lower, underscoring the fragility of the recovery. The jobless rate stayed stuck above 8% in the first half of the reporting period before unexpectedly dropping to 7.8% in September—its lowest level since January 2009 but still far above pre-financial crisis levels. Encouragingly, evidence grew that the long-suffering housing market was strengthening. Based on recent months’ housing starts data, economists at T. Rowe Price believe that new home construction will boost economic growth in the fourth quarter of 2012—the first time it has contributed to GDP since 2005. Still, growing unease about the fiscal cliff on January 1—when tax increases and deep cuts in government spending are scheduled to occur unless Congress and the White House can reach a deal—restrained economic growth in the final months of 2012. The Congressional Budget Office forecast in November that failure to avoid the fiscal cliff will tip the U.S. back into recession and would likely drive the jobless rate sharply higher in 2013, a point reinforced by Fed Chairman Ben Bernanke, who recently said that realization of the fiscal cliff would pose “a substantial threat” to the U.S. economy.

PORTFOLIO REVIEW

U.S. Treasury Money Fund
Your fund returned 0.01% for the six months ended November 30, 2012, roughly the same as its Lipper peer group average. T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund in an effort to maintain a 0% or positive net yield for the fund.

As we stated earlier, several positive developments have lifted some of the uncertainty weighing on financial markets. Importantly, the ECB has deployed a monetary policy designed to revive the eurozone economies and to ensure liquidity for some of its more troubled members. In addition, ratings agency Moody’s concluded its credit review of many large global banks. Markets have gained comfort as some of these uncertainties have receded. Still, as of this writing, significant issues such as resolving the nation’s fiscal cliff and extending the debt ceiling remain unresolved. As investors are increasingly focused on the magnitude of these looming risks, their preference for relatively risk-free assets—particularly short-dated Treasury bills—is easy to understand.

Treasury bill supply remained fairly steady over the period, while the easing of credit risks probably allowed some cash investors to allocate away from the Treasury market. Still, rates have held mostly steady. Three-month Treasury bills have traded in a range between 0.07% and 0.11% while one-year bills traded mostly between 0.16% and 0.18%. An excess of supply in high-quality repurchase agreement (repo) collateral—possibly a consequence of the Fed’s Operation Twist—has pushed repo rates higher. Recently, overnight and seven-day repo rates have averaged 0.18% to 0.20%.

Our interest rate forecast is little changed. We expect the Fed to maintain its zero-rate policy into 2015. Even then, the extraordinary amounts of surplus liquidity Fed policy has created will take some time to unwind. Thus, we remain quite comfortable with a strategy that positions the fund near the long end of its permissible range, with a weighted average maturity of around 55 days. While the relative attractiveness of the Treasury repo market persists, we will continue to overweight that portion of the portfolio. The fund remains a highly liquid, minimal-risk alternative for cash investors.

U.S. Treasury Intermediate Fund
Your fund returned 0.87% for the six months ended November 30, 2012, slightly trailing its performance benchmark, the Barclays U.S. 4–10 Year Treasury Bond Index, but outpacing its Lipper peer group average.

The fund’s exposure to Treasury inflation protected securities (TIPS) and mortgage-backed securities (MBS)—neither of which are held in the benchmark—benefited relative returns, as these sectors outpaced Treasuries. (Although the U.S. Treasury Intermediate Fund invests at least 80% of its assets in Treasury securities, we take positions in non-benchmark securities backed by the U.S. government to capture additional yield.) Both TIPS and MBS benefited from the Fed’s announcement of QE3, since it stoked inflation fears in the Treasury market and provided significant demand for MBS. However, the fund’s exposure to longer-dated Treasury issues weighed on relative performance as yields at the long end of the Treasury curve increased the most.

MBS exposure decreased over the past six months as prices of these securities approached record-high levels—particularly following the Fed’s QE3 announcement, which drove valuations to richer levels. The combination of historically low mortgage rates and government efforts to streamline refinancing for troubled borrowers drove an increase in mortgage prepayment activity. However, we continue to maintain some exposure to agency MBS for the added yield they provide over Treasuries, decent liquidity, and diversification benefits.

The allocation to TIPS declined over the period. Earlier this year, the fund increased TIPS holdings as inflation expectations rose due to rising energy and asset prices but subsequently trimmed the position after strong performance in the first half of 2012. Real yields, which strip out the effects of inflation, are exceedingly low (in fact, they are negative for Treasuries with maturities of up to 20 years) due to accommodative Fed policy and investor demand for inflation protection. Nonetheless, exposure to this sector provided diversification and inflation protection for the fund. The fund’s duration posture—which measures the sensitivity of a bond’s price to a change in interest rates—was mostly neutral throughout the reporting period.

U.S. Treasury Long-Term Fund
Your fund returned -0.48% for the six months ended November 30, 2012, trailing its benchmark, the Barclays U.S. Long Treasury Bond Index, which was virtually flat, and its Lipper peer group average.

As with the U.S. Treasury Intermediate Fund, out-of-benchmark exposures to TIPS and MBS benefited relative returns, as these sectors outperformed Treasuries. The portfolio’s exposure to longer-term Treasuries, however, weighed on relative returns as yields for long-term maturities rose the most. Accommodative central bank policies and soaring demand for yield led investors to shift into higher-risk sectors at the expense of long-term Treasuries, while heightened inflation worries resulting from the Fed’s QE3 announcement also dimmed their appeal. The yield on the 30-year Treasury bond, whose value is highly sensitive to inflation concerns, rose 0.17% over the six-month period to 2.81% at the end of November, exceeding the 0.06% rise in the benchmark 10-year Treasury over the same period.

Positioning changes over the period largely mirrored those in the U.S. Treasury Intermediate Fund. Exposure to MBS and TIPS declined after strong performance in both sectors resulted in richer valuations. However, an allocation to MBS was maintained for their liquidity and added yield over Treasuries, and to TIPS for diversification and inflation protection. Similar to the U.S. Treasury Intermediate Fund, the fund targeted a neutral duration posture throughout the period.

OUTLOOK

Investor sentiment has brightened somewhat since our last report in June. The U.S. economy is slowly recovering, as evidenced by recent improvements in the housing and labor markets. Financial stresses in the eurozone have eased for now, although the region’s underlying fundamentals remain concerning. China’s economy appears to be stabilizing, and we believe its government will avoid a so-called hard landing and manage a gradual deceleration in the coming months. However, numerous risks continue to weigh on the global growth outlook, particularly the uncertainty surrounding the debt ceiling and fiscal cliff negotiations. As of this writing, the White House and congressional Republicans were still negotiating a broad deficit-reduction deal with the fiscal crisis less than three weeks away. Europe remains particularly weak, and many analysts believe that Greece will exit the eurozone next year. These macroeconomic concerns—coupled with a strong possibility that U.S. lawmakers will delay substantive decisions regarding the fiscal cliff—should continue to keep yields low through year-end and perhaps longer. Conversely, continued improvement in the U.S. economy and progress in the eurozone could encourage investors to ease their demand for Treasuries, putting upward pressure on yields.

Given these opposing scenarios, we expect intermediate- and long-term Treasury yields to remain range-bound in the near term as sentiment vacillates on positive and negative news. Over the longer term, however, we believe there is a strong probability that yields will rise from recent lows as global growth picks up and the U.S. economy continues to slowly grind its way to recovery.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
U.S. Treasury Money Fund

Brian J. Brennan
Chairman of the Investment Advisory Committee
U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund

December 15, 2012

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing each fund’s investment program.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded—which are highly unlikely for securities backed by the full faith and credit of the U.S. government—or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Barclays U.S. Long Treasury Bond Index: An index that includes all Treasuries in the Barclays U.S. Aggregate Bond Index that mature in 10 years or more.

Barclays U.S. Treasury 4–10 Year Index: An index that includes all Treasuries in the Barclays U.S. Aggregate Bond Index that mature in four to 10 years.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Consumer price index: A measure of the average price of consumer goods and services purchased by households.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a five-year duration would fall about 5% in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Gross domestic product: Total market value of all goods and services produced in a country in a given year.

Inflation: A sustained increase in prices throughout the economy.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Repurchase agreement (repo): A form of short-term borrowing using collateral in which a bank or broker-dealer sells government securities to another party, such as the Federal Reserve, and commits to buy them back at a fixed price on a future date, usually within a week.

SEC yield (7-day unsubsidized simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	6 Months Ended 11/30/12	Year Ended 5/31/12	5/31/11	5/31/10	5/31/09	5/31/08
NET ASSET VALUE						
Beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Investment activities						
Net investment income(1)	–(2)(3)	–(2)(3)	–(2)(3)	–(2)(3)	0.01	0.03
Net realized and unrealized gain	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Total from investment activities	–(2)	–(2)	–(2)	–(2)	0.01	0.03
Distributions						
Net investment income	–(2)	–(2)	–(2)	–(2)	(0.01)	(0.03)
NET ASSET VALUE						
End of Period	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**

Ratios/Supplemental Data

Total return(4)	**0.01%**(3)	**0.01%**(3)	**0.01%**(3)	**0.00%**(3)	**0.67%**	**3.21%**
Ratio of total expenses to average net assets	0.16%(3)(5)	0.13%(3)	0.18%(3)	0.25%(3)	0.48%	0.47%
Ratio of net investment income to average net assets	0.01%(3)(5)	0.01%(3)	0.01%(3)	0.00%(3)	0.57%	3.06%
Net assets, end of period (in millions)	$ 1,889	$ 1,864	$ 1,783	$ 1,872	$ 2,137	$ 1,333

(1) Per share amounts calculated using average shares outstanding method.

(2) Amounts round to less than $0.01 per share.

(3) Includes the effect of voluntary management fee waivers of 0.27%, 0.31%, 0.27% and 0.20% of average net assets for the six months ended 11/30/12 and the years ended 5/31/12, 5/31/11 and 5/31/10, respectively (see Note 5).

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all. Total return is not annualized for periods less than one year.

(5) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
OTHER NOTES 8.8%		
Citibank, 1.75%, 12/28/12 (1)	19,000	19,021
GE Capital, 2.125%, 12/21/12 (1)	59,465	59,529
GE Capital, 2.625%, 12/28/12 (1)	50,166	50,256
JPMorgan Chase, 2.125%, 12/26/12 (1)	37,249	37,298
Total Other Notes (Cost $166,104)		166,104
TREASURY DEBT 36.7%		
U.S. Treasury Notes, 0.375%, 7/31/13	22,000	22,031
U.S. Treasury Notes, 0.50%, 5/31/13	30,000	30,048
U.S. Treasury Notes, 0.625%, 4/30/13	5,000	5,009
U.S. Treasury Notes, 1.125%, 6/15/13	40,000	40,204
U.S. Treasury Notes, 1.375%, 1/15/13	29,500	29,543
U.S. Treasury Notes, 1.375%, 2/15/13	67,300	67,471
U.S. Treasury Notes, 1.375%, 3/15/13	69,590	69,827
U.S. Treasury Notes, 1.375%, 5/15/13	82,070	82,513
U.S. Treasury Notes, 1.75%, 4/15/13	103,950	104,556
U.S. Treasury Notes, 2.50%, 3/31/13	55,650	56,081
U.S. Treasury Notes, 2.875%, 1/31/13	29,550	29,684
U.S. Treasury Notes, 3.125%, 4/30/13	73,500	74,385
U.S. Treasury Notes, 3.375%, 7/31/13	25,000	25,532
U.S. Treasury Notes, 3.625%, 5/15/13	35,000	35,553
U.S. Treasury Notes, 3.875%, 2/15/13	20,000	20,154
Total Treasury Debt (Cost $692,591)		692,591
TREASURY REPURCHASE AGREEMENTS 54.4% (2)		
Bank of America, Tri-Party, Dated 11/30/12, 0.20% Delivery Value of $73,001,217 on 12/3/12 Collateralized by U.S. Government securities, 3.50%, 2/15/18 valued at $74,460,056	73,000	73,000

Barclays Capital, Tri-Party, Dated 11/30/12, 0.18% Delivery Value of $72,002,520 on 12/7/12 Collateralized by U.S. Government securities, 2.75%, 11/30/16 valued at $73,440,068	72,000	72,000
Barclays Capital, Tri-Party, Dated 11/30/12, 0.22% Delivery Value of $74,001,357 on 12/3/12 Collateralized by U.S. Government securities, 3.00% - 4.50% 5/15/38 - 5/15/42, valued at $75,480,029	74,000	74,000
BNP Paribas, Tri-Party, Dated 11/30/12, 0.21% Delivery Value of $98,001,715 on 12/3/12 Collateralized by U.S. Government securities, 1.25% - 2.50% 2/15/14 - 4/30/15, valued at $99,960,094	98,000	98,000
Citigoup Global Markets, Tri-Party, Dated 11/30/12, 0.20% Delivery Value of $74,001,233 on 12/3/12 Collateralized by U.S. Government securities, 1.75%, 5/15/22 valued at $75,480,015	74,000	74,000
Credit Suisse, Tri-Party, Dated 11/28/12, 0.17% Delivery Value of $27,000,893 on 12/5/12 Collateralized by U.S. Government securities, 0.25%, 5/15/15 valued at $27,541,181	27,000	27,000
Credit Suisse, Tri-Party, Dated 11/30/12, 0.22% Delivery Value of $84,480,549 on 12/3/12 Collateralized by U.S. Government securities, 2.625% 12/31/14, valued at $86,169,360	84,479	84,479
Deutsche Bank, Tri-Party, Dated 11/28/12, 0.17% Delivery Value of $54,001,785 on 12/5/12 Collateralized by U.S. Government securities, 0.00% - 6.125% 1/17/13 - 2/15/31, valued at $55,080,031	54,000	54,000
Deutsche Bank, Tri-Party, Dated 11/30/12, 0.23% Delivery Value of $37,000,709 on 12/3/12 Collateralized by U.S. Government securities, 0.875% - 3.625% 12/31/12 - 12/31/18, valued at $37,740,041	37,000	37,000
Goldman Sachs, Tri-Party, Dated 11/28/12, 0.18% Delivery Value of $55,001,925 on 12/5/12 Collateralized by U.S. Government securities, 0.125% - 3.50% 7/31/14 - 2/15/18, valued at $56,100,060	55,000	55,000
Goldman Sachs, Tri-Party, Dated 11/30/12, 0.18% Delivery Value of $45,001,575 on 12/7/12 Collateralized by U.S. Government securities, 1.75%, 4/15/13 valued at $45,900,098	45,000	45,000

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Money Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on June 28, 1982. The fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market. On November 30, 2012, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At November 30, 2012, the cost of investments for federal income tax purposes was $1,887,174,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee is determined by applying a group fee rate to the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. At November 30, 2012, the effective annual group fee rate was 0.30%.

Price Associates may voluntarily waive all or a portion of its management fee to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). Any amounts waived under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the six months ended November 30, 2012, management fees waived totaled $2,577,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2012, expenses incurred pursuant to these service agreements were $50,000 for Price Associates; $427,000 for T. Rowe Price Services, Inc.; and $159,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended November 30, 2012, the fund was charged $25,000 for shareholder servicing costs related to the college savings plans, of which $21,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2012, approximately 1% of the outstanding shares of the fund were held by college savings plans.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 23, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 23, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date January 23, 2013